UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2016

1PM INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

333-203276	47-3278534
(Commission File No.)	(IRS Employer Identification No.)

312 S. Beverly Drive #3104, Beverly Hills, California

(Address of principal executive offices) (zip code)

(424) 253-9991

(Registrant's telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events

(1)	On January 26, 2016, the Company filed an application and certification with OTC Markets to be listed on the OTCQB.

(2)

The Company has begun development of a CBD product line that well be available for sale under the name Von Baron Labs. The CBD line will be available for sale commercially and throughout the United States. The Company will be selling products at www.vonbaronlabs.com, The Company will also seek to sell items on Amazon and eBay.

(3)	The Company has begun discussions to acquire a dispensary in Northern California. The Company is currently looking at 3 dispensaries as possible acquisition targets.

(4)

On January 26, 2016, the Company came to terms with an investor regarding the shares registered under its S-1. The investor will purchase the shares at $1.00 per shares, or for $10,000,000. The investor will have 90 days to provide payment for the shares to the company.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1PM Industries, Inc.

Dated: January 26, 2016	By:	/s/ Joseph Wade
	Name:	Joseph Wade
	Title:	CEO